                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 14, 2005

                              --------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                              --------------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)


                TEXAS                                  1-3187                               22-3865106
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                              --------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On November 14, 2005, CenterPoint Energy Houston Electric, LLC ("CenterPoint Houston"), an indirect wholly owned subsidiary of CenterPoint Energy, Inc., borrowed $1.31 billion under its $1.31 billion credit facility with Deutsche Bank Securities, Inc., as Syndication Agent, ABN AMRO Bank N.V., JPMorgan Chase Bank, N.A., and Wachovia Bank, National Association, as Co-Documentation Agents, and Citibank, N.A., as Administrative Agent. CenterPoint Houston used the borrowing to repay its $1.31 billion term loan that matured on November 14, 2005. Pursuant to the terms of the credit facility, the borrowing has been converted to a term loan maturing in November 2007 and is secured by CenterPoint Houston general mortgage bonds. The interest rate on the new loan is the London interbank offered rate plus 75 basis points, a 900-basis point reduction on the term loan that has matured.

         For a summary of the material terms of CenterPoint Houston's $1.31 billion credit facility, please see Item 2.03 of CenterPoint Houston's Current Report on Form 8-K filed March 11, 2005, which is incorporated by reference herein.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTERPOINT ENERGY, INC.



Date:  November 14, 2005               By:      /s/ James S. Brian
                                          -----------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC.



Date:  November 14, 2005               By:      /s/ James S. Brian
                                          --------------------------------------
                                                James S. Brian
                                                Senior Vice President and
                                                Chief Accounting Officer